UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd.

Suite 100

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On June 10, 2016, John A. Scarlett, MD, was appointed to the Board of Directors (the “Board”) of CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), effective immediately.  The Board has not yet determined the committees on which Dr. Scarlett will serve.

Dr. Scarlett will receive the Company’s standard non-employee director compensation as described under “Director Compensation” in the Company’s proxy statement for its 2016 annual meeting of stockholders filed with the Securities and Exchange Commission on April 28, 2016.  The Company is entering into an indemnification agreement with Mr. Scarlett, the form of which was filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 28, 2015.

There have not been any transactions since the beginning of the Company’s last fiscal year, nor are there any proposed transactions, in which the Company was or is to be a participant involving amounts exceeding $120,000 and in which Dr. Scarlett had or will have a direct or indirect material interest. There are no arrangements or understandings between Dr. Scarlett and the Company or any other persons pursuant to which Dr. Scarlett was appointed as a director of the Company.

On June 13, 2016, the Company issued a press release announcing the appointment of Dr. Scarlett, which is filed herewith as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting, the following actions were taken. The proposals below are described in detail in the Company’s definitive proxy statement dated April 28, 2016 for the Annual Meeting.

Proposal No. 1

The nominee for election as director, for a term to expire at the Company’s 2019 Annual Meeting of Stockholders, was elected based upon the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes

Sean A. McCarthy	24,175,914	265,737	11,062	1,633,945

Proposal No. 2

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved based upon the following votes:

For	Against	Abstain
26,071,259	2,941	12,458

Proposal No. 3

The proposal to adopt and approve the Company’s Annual Incentive Plan was approved based upon the following votes:

For		Against	Abstain	Broker Non-Votes
	24,428,282	9,242	15,189	1,633,945

Proposal No. 4

The proposal to approve the performance measures included in the Company’s 2015 Equity Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
22,977,157	1,460,368	15,188	1,633,945

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release of CytomX Therapeutics, Inc., dated June 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2016	CYTOMX THERAPEUTICS, INC.

	By:	/s/ Cynthia J. Ladd
Cynthia J. Ladd
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of CytomX Therapeutics, Inc., dated June 13, 2016